March 23, 2026
Summary Prospectus

Vanguard Target Maturity 2033 Corporate Bond ETF
Exchange-traded fund shares that are not individually redeemable and are listed on Nasdaq
Vanguard Target Maturity 2033 Corporate Bond ETF Shares (VBCG)
The Fund’s statutory Prospectus and Statement of Additional Information dated March 23, 2026, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus and https://personal.vanguard.com/us/literature/reports/ETFs. You can also obtain this information at no cost by calling 866-499-8473 or by sending an email request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
Vanguard Target Maturity 2033 Corporate Bond ETF (the “Fund”) seeks to track the performance of a market-weighted index composed of U.S. dollar-dominated, investment-grade corporate bonds maturing in 2033.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None*
Transaction Fee on Reinvested Dividends	None*
*
None through Vanguard (Broker fees vary)
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.08%
12b-1 Distribution Fee	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses[1]	0.08%
1
The expense information shown in the table reflects estimated amounts for the current fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years
$8	$26
This example does not include the brokerage commissions that you may pay to buy and sell shares of the Fund.

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund has no operating history and therefore, has no portfolio turnover information.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the ICE 2033 Maturity US Corporate Constrained Index (the “Target Index”). The Target Index has a planned liquidation on or about December 15, 2033, and includes U.S. dollar-denominated, investment-grade corporate bonds scheduled to mature between January 1, 2033 and December 15, 2033. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the components of the Target Index or in securities determined by the Fund’s advisor to have economic characteristics substantially identical to those of the Target Index components.

The Fund is a term fund that will liquidate on or about December 15, 2033 (the “Planned Liquidation Date”). The Fund does not seek to return any predetermined amount at liquidation or in periodic distributions. The Fund invests by sampling the Target Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Target Index in terms of key risk factors and other characteristics. The Fund also maintains a dollar-weighted average maturity consistent with that of the Target Index. When a bond included in the Target Index matures, its value at the time of maturity will continue to be represented in the Target Index by cash and cash equivalents until the Planned Liquidation Date. In order to track the performance of the Target Index during the 12 months prior to the Planned Liquidation Date, the Fund may reinvest the proceeds from maturing bonds in cash and/or cash equivalent investments or in other debt securities that are not included in the Target Index. Any such investments will be determined by the Fund’s advisor to have economic characteristics substantially identical to the economic characteristics of the components of the Target Index at the time of purchase. The Fund’s cash and cash equivalent investments may include, but are not limited to, government securities, repurchase agreements, or money market funds (including those managed by the Fund’s advisor). To the extent that the Fund invests in money market (or similar) funds, the Fund will incur the fees and expenses of such funds.

The Fund’s plan of liquidation was approved by the board of trustees of Vanguard Wellesley Income Fund (the “Board”) and does not require additional shareholder approval. By 15 days prior to the Planned Liquidation Date, the Target Index is expected to consist almost entirely of cash and cash equivalent investments. On or around the Planned Liquidation Date, the Fund will wind up and liquidate. After deducting from the Fund’s assets the costs of, and amounts reserved for, any remaining liabilities, the Fund will distribute its remaining net assets to shareholders who hold shares at that time, in accordance with the plan of liquidation. The Board may extend the liquidation date if it determines the extension to be in the best interest of the Fund.

The Fund should not be confused with a target date fund, which has assets that are managed according to a particular investment strategy that automatically transitions its asset allocation to more conservative investments over the life of the fund. The Fund is part of a series of target maturity ETFs that seek to provide investors with defined-maturity exposure to the U.S. investment-grade corporate bond market.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Bond Markets. The Fund may be impacted by the general condition of the bond markets and by factors that affect bonds and bond issuers. For example, as a general rule, bond prices and interest rates move in opposite directions. When interest rates rise, bond prices tend to fall, and when interest rates fall, bond prices tend to go up. Bond income also is affected by changes in interest rates. Interest rates can rise or fall for a number of reasons, including, but not limited to, central bank monetary policy, inflationary or deflationary pressures, and changes in general market and economic conditions. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the overall market and may expose the bond markets in particular to heightened volatility and potential illiquidity. The degree to which the Fund is impacted by certain bond market risks may vary based on factors disclosed in its principal investment strategies, such as the types of bonds in which it invests and the overall credit quality, average maturity, and/or average duration of its bond holdings.

• Interest Rate Risk. During periods of rising interest rates, bond prices overall may decline, which could result in a decline in the Fund’s value. The prices of longer-term bonds are more sensitive to changes in interest rates than the prices of shorter-term bonds.
• Income Risk. During periods of falling interest rates, the Fund’s income may decline. The income paid by shorter-term bonds is subject to a higher degree of fluctuation than the income paid by longer-term bonds.
• Credit Risk. Credit risk refers to the chance that an issuer will default (fail to meet its credit obligations) or fail to make payments in a timely manner, which could result in a loss to the Fund. In addition, negative perceptions of an issuer’s ability to make payments can cause the price of a security to decline. While all debt securities are subject to credit risk to some extent, those with higher credit quality ratings generally pose less credit risk than those with lower credit quality ratings.
• Bond Liquidity Risk. If the Fund is unable to sell a security at an advantageous time or price, its returns may be reduced. There may be limited trading in the secondary market for certain debt securities, which could make them more difficult to value or sell.
• Call Risk. Certain bonds held by the Fund may be callable. The issuer of a callable bond has the right to “call” (redeem) the bond before its maturity date. Calls on bonds held by the Fund would result in the Fund losing any price appreciation above the bond’s call price. In addition, because bond calls occur more frequently during periods of falling interest rates, the Fund likely would be forced to reinvest the proceeds of any called bonds at a lower interest rate than that of the called bonds, resulting in a decline in the Fund’s income and a potential loss in the value of the Fund’s investments. Frequent bond calls and subsequent reinvestments of the proceeds also would increase the Fund’s turnover rate.
• Extension Risk. During periods of rising interest rates, certain bonds held by the Fund may be paid off substantially more slowly than originally anticipated. As a result, the value of the bonds may fall, resulting in a decline in the Fund’s income and a potential loss in the value of the Fund’s investments.
• Investing in a Target Maturity Fund. In general, if held until the Planned Liquidation Date, an investment in the Fund may produce returns comparable to a direct investment in a group of bonds of similar maturity and credit quality (e.g., the bonds that make up the Target Index). However, an investment in the Fund will differ from a direct investment in bonds in several ways. Unlike the bonds that make up the Target Index, which pay regular interest and a fixed amount of principal at maturity, the Fund’s distributions and liquidation amount cannot be predicted at the time of investment. Rather, the Fund’s income distributions will vary over time. The Fund’s income distributions also could occur at a greater (or lesser) rate than the interest payments the Fund receives on its bond holdings, which would result in the Fund distributing a greater (or lesser) amount to shareholders at liquidation. The rate of the Fund’s distributions could adversely affect the tax characterization of your returns on an investment in the Fund relative to a direct investment in bonds. Additionally, if the liquidation amount you receive is higher or lower than the amount of your initial investment, you may experience a gain or loss for tax purposes.
During the 12 months prior to the planned liquidation date, the Fund’s yield generally will tend to move toward prevailing money market rates. As a result, the Fund’s yield may be lower than prevailing bond yields and/or the yields of bonds previously held by the Fund. This is especially relevant if you purchase shares during the year of the Planned Liquidation Date.
• Index Investing. The Fund is subject to risks associated with index investing. Because the Fund generally seeks to track the performance of the Target Index regardless of how the Target Index is performing, the Fund’s performance may be lower than it would be if it were actively managed. Additionally, because the Fund does not hold all of the securities included in the Target Index, it is subject to the risk that the representative sample of securities selected by the advisor will, in the aggregate, vary from the investment profile of the full Target Index. The performance of the Fund’s investments, in the aggregate, may not match the investment performance of the Target Index. This risk, known as tracking error risk, may be heightened during times of increased market volatility or under other unusual market conditions. The Fund also could be negatively impacted by changes to the Target Index made by the index provider or by errors made by the index provider. Any gains, losses, or costs associated with or resulting from an error made by the index provider will generally be borne by the Fund and, as a result, the Fund’s shareholders.
• Concentration Risk. Except as may be necessary to approximate the composition of its Target Index, the Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries. If the Target Index becomes concentrated and the Fund needs to concentrate in the same industry or group of industries, its performance could be negatively impacted by the industry or industries in which it is concentrated.
• ETF Share Trading. The Fund’s ETF shares are listed for trading on Nasdaq and individual investors may only buy and sell them on the secondary market at market prices. Although it is expected that the market price of an ETF share typically will approximate its net asset value (NAV), there may be times when the market price of an ETF share and its NAV differ significantly. Disruptions to creation and redemption transactions, the existence of significant market volatility, or potential lack of an active trading market for ETF shares (including through a trading halt), as well as other factors, may result in ETF shares trading significantly above (at a premium) or below (at a discount) the Fund’s NAV or the intraday value of the Fund’s holdings. Thus, you may pay more or less than NAV when you buy ETF shares on the secondary market, and you may receive more or less than NAV when you sell those shares.
• Authorized Participants. Only Authorized Participants may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as Authorized Participants. The Fund’s Authorized Participants are not obligated to engage in creation or redemption transactions. To the extent that the Fund’s Authorized Participants are unable to or choose not to proceed with creation and/or redemption transactions with respect to the Fund and no other Authorized Participants step forward to engage in creation or redemption transactions with the Fund, the Fund’s ETF shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
This is the Fund’s initial Prospectus, so it does not contain performance data.
Investment Advisor
The Vanguard Group, Inc. (Vanguard) through its wholly owned subsidiary, Vanguard Capital Management (VCM). VCM exercises portfolio management responsibilities for the Fund.
Portfolio Managers
Joshua C. Barrickman, CFA, Principal of Vanguard and Portfolio Manager at VCM. He has co-managed the Fund since its inception in March 2026.
Jake Riley, CFA, Portfolio Manager at VCM. He has co-managed the Fund since its inception in March 2026.
Purchase and Sale of Fund Shares
ETF shares may only be bought and sold in the secondary market through a brokerage firm. The price you pay or receive for ETF shares will be the prevailing market price, which may be more (premium) or less (discount) than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF shares cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF shares only in large blocks known as creation units, typically in exchange for baskets of securities.

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF shares (bid) and the lowest price a seller is willing to accept for ETF shares (ask) when buying or selling shares in the secondary market (bid-ask spread). Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at vanguard.com.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund. Additionally, liquidation distributions are generally treated as a redemption of Fund shares, resulting in capital gain or loss. For shareholders who have held their fund shares for one year or less, any such liquidation distributions would result in short-term gain or loss.
Payments to Financial Intermediaries
The Fund and its advisor do not pay financial intermediaries for sales of Fund shares.

CFA® is a registered trademark owned by CFA Institute.
Source ICE Data Indices, LLC (“ICE DATA”), is used with permission. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING TO THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD PARTY PROVIDERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND VANGUARD TARGET MATURITY 2033 CORPORATE BOND ETF USE IS AT VANGUARD TARGET MATURITY 2033 CORPORATE BOND ETF’S OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND VANGUARD TARGET MATURITY 2033 CORPORATE BOND ETF, OR ANY OF ITS PRODUCTS OR SERVICES.
Vanguard Target Maturity 2033 Corporate Bond ETF Shares—Fund Number V078
To request additional information about the Fund, please visit vanguard.com or contact us at 866-499-8473.
© 2026 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SP V078 032026